SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CVB Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CVB FINANCIAL CORP.
NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 17, 2006
TO OUR SHAREHOLDERS:
     The 2006 Annual Meeting of Shareholders of CVB Financial Corp. will be held at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764 on Wednesday, May 17, 2006 at 7:00 p.m. local time.
     At our meeting, we will ask you to act on the following matters:
     1. Election of Directors. Elect seven persons to the Board of Directors to serve for a term of one year. The following seven persons are the nominees:
George A. Borba
John A. Borba
Robert M. Jacoby, C.P.A.
Ronald O. Kruse
James C. Seley
San E. Vaccaro
D. Linn Wiley
     2. Ratification of Appointment of Independent Registered Public Accountants. Ratify the appointment of McGladrey & Pullen, LLP as independent registered public accountants for 2006.
     3. Other Business. Transact any other business which properly comes before the meeting.
     Our Bylaws provide for the nomination of directors in the following manner:
     “Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these bylaws; provided, however, that if only 10 days notice of the meeting is given to shareholders such notice of intention to nominate shall be received by the President of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each nominee.” Additional information

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regarding procedures for shareholders recommending nominees for directors is set forth under the heading “Consideration of Shareholder Nominees.”
     If you were a shareholder of record at the close of business on March 27, 2006, you may vote at the meeting or at any postponement or adjournment of the meeting.
IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON.
By Order of the Board of Directors
MYRNA DISANTO
Corporate Secretary
Dated: April 13, 2006

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
STOCK OWNERSHIP
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD
PROPOSAL 1: ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
REPORT OF THE COMPENSATION COMMITTEE
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
ANNUAL REPORT
PROPOSALS OF SHAREHOLDERS
Appendix A

PROXY STATEMENT FOR
CVB FINANCIAL CORP.
701 North Haven Avenue, Suite 350
Ontario, California 91764
(909) 980-4030
     This proxy statement contains information about the annual meeting of shareholders of CVB Financial Corp. to be held on Wednesday, May 17, 2006 beginning at 7:00 p.m., local time, at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764, and at any postponements or adjournments of the meeting. CVB Financial Corp. is also referred to as the Company in this Proxy Statement.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why Did You Send Me This Proxy Statement?
     We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors is soliciting your vote at the 2006 Annual Meeting of Shareholders.
     This proxy statement summarizes the information you need to know to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.
     We will begin sending this proxy statement, notice of annual meeting and the enclosed proxy card on or about April 13, 2006 to all shareholders entitled to vote. The record date for those entitled to vote is March 27, 2006. On March 27, 2006, there were 76,479,277 shares of our common stock outstanding. Common stock is our only class of stock outstanding. We are also sending our Annual Report, including our Annual Report on Form 10-K, to shareholders for the year ended December 31, 2005 along with this proxy statement.
How Do I Vote By Proxy?
     Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.
     If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:
•	“FOR” the election of all seven nominees for director;

•	“FOR” ratification of the appointment of McGladrey & Pullen as our independent registered public accountants for 2006.

     If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. At the time this proxy statement went to press, we knew of no matters which needed to be acted on at the meeting, other than those discussed in this proxy statement.
How Many Votes Do I Have?
     Each share of common stock entitles you to one vote. The proxy card indicates the number of shares of common stock that you own. However, in the election of directors, you are entitled to cumulate your votes if you are present at the meeting, the nominee’s(s’) name(s) have properly been placed in nomination, and a shareholder has given notice at the meeting prior to the actual voting of his intention to vote his shares cumulatively. Cumulative voting allows you to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares you own, or to distribute your votes in the same fashion between two or more nominees. The return of an executed proxy grants the Board of Directors the discretionary authority to also cumulate votes.
May I Change My Vote After I Return My Proxy Card?
     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised, if you file with CVB Financial Corp.’s Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.
How Do I Vote in Person?
     If you plan to attend the meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a legal proxy from your broker, bank or other nominee to vote the shares at the meeting.
What Constitutes a Quorum?
     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting. Proxies which are marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.
What Vote Is Required for Each Proposal?
     The seven nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate “WITHHOLD AUTHORITY TO VOTE” for a particular nominee on your proxy card, your vote will not count either “FOR” or “AGAINST” the nominee. Ratification of the appointment of our auditors requires the approval of a majority of the votes represented and voting at the meeting.

     If you hold your shares of common stock in “street name” (that is, through a broker or other nominee) and you fail to instruct your broker or nominee as to how to vote your shares, your broker or nominee may in its discretion, vote your shares “FOR” the election of directors and “FOR” ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accountants. Abstentions and broker nonvotes will have no effect on the proposals being submitted at the annual meeting.
What Are the Costs of Solicitation of Proxies?
     We will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. The proxies will be solicited principally through the mails, but CVB Financial Corp.’s directors, officers and regular employees may solicit proxies personally or by telephone. Although there is no formal agreement to do so, we may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with the solicitation of proxies.
STOCK OWNERSHIP
Who Are the Largest Owners of CVB Financial Corp.’s Common Stock?
     The following table shows the beneficial ownership of common stock as of March 27, 2006 by those persons we know to be the beneficial owners of more than 5% of the outstanding shares of common stock based on information those persons have filed with the Securities and Exchange Commission on Schedule 13G. “Beneficial ownership” is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. So, for example, you beneficially own CVB Financial Corp.’s common stock not only if you hold it directly, but also if you indirectly, through a relationship, contract or understanding, have, or share, the power to vote the stock, to sell it or you have the right to acquire it within 60 days of March 27, 2006:

		Common Stock
Name	Address	Beneficially Owned
		Number	Percent
		of Shares	of Class
George A. Borba(1)	c/o Citizens Business Bank 701 N. Haven Avenue Ontario, CA 91764	10,480,476	13.7%

John Vander Schaaf	c/o Citizens Business Bank 701 N. Haven Avenue Ontario, CA 91764	3,840,405	5.0%

(1)	Includes 89,479 shares Mr. Borba has the right to acquire within 60 days after March 27, 2006.

How Much Stock Do CVB Financial Corp.’s Directors and Officers Own?
     The following table shows the beneficial ownership of CVB Financial Corp.’s common stock as of March 27, 2006 by (i) our Chief Executive Officer and President; (ii) those serving as our executive officers in 2005 and 2006; (iii) each director, all of whom are also nominees for director and (iv) by all directors and executive officers as a group.

	Common Stock
	Beneficially Owned
	Number	Percent
Name	of Shares (1)	of Class (2)
George A. Borba (3) Chairman of the Board and Nominee	10,480,476	13.7%
John A. Borba (3) Director and Nominee	2,044,687	2.7%
Ronald O. Kruse (3) Director and Nominee	1,721,507	2.2%
Robert M. Jacoby Director and Nominee	6,375	*
James C. Seley (4) Director and Nominee	291,859	*
San E. Vaccaro (5) Director and Nominee	505,491	*
D. Linn Wiley (6) President, Chief Executive Officer, Director and Nominee	686,040	*
Frank Basirico Former Executive Vice President	—	0.0%
Edward J. Biebrich, Jr. (7) Executive Vice President and Chief Financial Officer	205,968	*
Jay W. Coleman (8) Executive Vice President	330,319	*
Edwin Pomplun Former Executive Vice President	82,215	*
Edward J. Mylett, Jr. (9) Executive Vice President	4,374	*
R. Scott Racusin (10) Executive Vice President	3,750	*
Current Directors and Executive Officers as a Group (13 persons) (11)	16,363,061	21.4%

*	Less than 1%.

(1)	Except as otherwise noted below, each person directly or indirectly has sole or shared voting and investment power (as community property and/or with such person’s spouse) with respect to the shares listed.

(2)	The percentage for each of these persons or group is based upon the total number of shares of CVB Financial Corp.’s common stock outstanding as of March 27, 2006, plus the shares which the respective individual or group has the right to acquire within 60 days after March 27, 2006, by the exercise of stock options.

(3)	Includes 89,479 shares which each individual may acquire within 60 days after March 27, 2006, by the exercise of stock options.

(4)	Includes 236,683 shares which Mr. Seley may acquire within 60 days after March 27, 2006, by the exercise of stock options.

(5)	Includes 138,547 shares which Mr. Vaccaro can acquire within 60 days after March 27, 2006, by the exercise of stock options.

(6)	Includes 15,625 shares which Mr. Wiley may acquire within 60 days after March 27, 2006, by the exercise of stock options.

(7)	Includes 181,362 shares which Mr. Biebrich may acquire within 60 days after March 27, 2006, by the exercise of stock options.

(8)	Includes 6,252 shares which Mr. Coleman may acquire within 60 days after March 27, 2006, by the exercise of stock options.

(9)	Includes 4,374 shares which Mr. Mylett may acquire within 60 days after March 27, 2006, by the exercise of stock options.

(10)	Includes 2,500 shares which Mr. Racusin may acquire within 60 days after March 27, 2006, by the exercise of stock options.

(11)	Includes 853,780 shares which members of the group may acquire within 60 days after March 27, 2006, by the exercise of stock options.
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
     The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. To that end, over the course of a number of months, the Board reviewed its governance policies and practices, as well as the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of the Nasdaq Stock Market. As a result of this review, we have adopted Corporate Governance Principles, which among other things, provide for:
•	At least a majority of independent directors;

•	Audit, compensation and nominating/corporate governance committees consisting solely of independent directors;

•	Periodic executive sessions of non-management directors;

•	An annual self-evaluation process for the Board and its committees;

•	Ethical conduct of directors;

•	Director access to officers and employees;

•	Director access to independent advisors;

•	Periodic review of a management succession plan; and

•	Methodology for reporting concerns to non-employee directors or the Audit Committee.
     A copy of our Corporate Governance Principles is available on our website at www.cbbank.com under the tab “Investor Relations” and then “Corporate Governance.”

Board Selection Process
     We have established a Nominating and Corporate Governance Committee. This committee assists the Board in director selection, as well as review and consideration of developments in corporate governance practices. This committee also recommends to the Board director nominees for each Board committee, and reviews director candidates submitted by shareholders. The Nominating and Corporate Governance Committee is responsible for annually reviewing and evaluating with the Board the appropriate skills and characteristics required of Board members in the context of the current composition of the Board and our goals for nominees to the Board, including nominees who are current Board members. The Nominating and Corporate Governance Committee has the authority to utilize third party providers, as appropriate, to assist it in fulfilling its Board selection function.
     In identifying and evaluating nominees for director, the goals of the Nominating and Corporate Governance Committee include maintaining a strong and experienced Board by continually assessing the Board’s business background, current responsibilities, community involvement, independence, commitment to CVB Financial Corp. (including meaningful ownership of our common stock with a market value of at least $100,000) and time available for service. Other important factors the Nominating and Corporate Governance Committee will consider in evaluating nominees include current knowledge and contacts in CVB Financial Corp.’s industry and other industries relevant to CVB Financial Corp.’s business, ability to work together with other Board members and ability to commit adequate time to serve as a director.
     Messrs. George Borba, John Borba, Ronald Kruse, James Seley, San Vaccaro, and D. Linn Wiley were elected at the 2005 Annual Meeting of Shareholders. Following the 2005 Annual Meeting of Shareholders, Mr. Robert M. Jacoby was identified as a potential director by George Borba. Mr. Jacoby subsequently joined our Board of Directors on September 21, 2005.
Consideration of Shareholder Nominees
     The policy of the Nominating and Corporate Governance Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board of Directors. In evaluating nominees, the Nominating and Corporate Governance Committee will look at the same factors described under the heading “Board Selection Process” that it uses for nominees which come to its attention from persons other than the Board of Directors. Recommendations must be submitted in writing to the attention of the Chair of the Nominating and Corporate Governance Committee at the following address:
CVB Financial Corp.
701 N. Haven Avenue, Suite 350
Ontario, California 91764
     Shareholders should include in such recommendation, (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of CVB Financial Corp. owned by each proposed nominee and the notifying shareholder; (d) the name and residence address of the notifying shareholder; and (e) a letter from the proposed nominee indicating that such proposed nominee wishes to be considered as a nominee for the CVB Financial Corp. Board of Directors and will serve as a member of the CVB Financial Corp. Board if elected. In addition, each recommendation must set forth in detail the reasons why the notifying shareholder believes the proposed nominee meets the criteria set forth in the Nominating and Corporate Governance Committee Charter for serving on CVB Financial Corp.’s Board of Directors.
     In addition, our Bylaws permit shareholders to nominate directors for consideration at an annual meeting. For a description of the process, see the “Notice of 2006 Annual Meeting of Shareholders” included herein.
Executive Sessions
     Executive sessions of non-management directors are held at least three times a year. The person who presides at these meetings is chosen by the independent directors.
Attendance at Annual Meetings
     The Board encourages all of its members to attend the Annual Meeting of Shareholders. Messrs. George Borba, John Borba, Ronald Kruse, James Seley, San Vaccaro, and D. Linn Wiley attended the 2005 Annual Meeting of Shareholders.
Communications with the Board
     Shareholders wishing to contact CVB Financial Corp.’s Board of Directors, including a committee of the Board, may do so by writing to the following address to the attention of the Board or a committee of the Board at:
Board of Directors
CVB Financial Corp.
701 North Haven Avenue, Suite 350
Ontario, California 91764
     Confidential communications may be sent through the internet by logging on to http://www.reportit.net and entering the username: “Citizens” and the password: “Citizens.” All communications sent to the Board of Directors will be communicated with the entire Board of Directors unless the Chairman of the Board reasonably believes communication with the entire Board of Directors is not appropriate or necessary or the communication is intended only for a specific committee. Shareholders wishing to communicate solely with non-management directors, or confidentially, may do so by writing to the foregoing address at Confidential Corporate Solutions, and sending their communication to the attention of the Nominating and Corporate Governance Committee. The Company’s Corporate Secretary keeps a log of all communications sent to the Board of Directors or its committees. This log is available for inspection by the members of the Board of Directors.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD
PROPOSAL 1
ELECTION OF DIRECTORS
     We have nominated seven directors for election at the annual meeting, which is the number fixed for the election of directors.
     We will nominate the persons named below, all of whom are present members of CVB Financial Corp.’s Board of Directors, for election to serve until the 2007 Annual Meeting of Shareholders and until their successors have been elected and qualified. Each of these persons is also a member of the Board of Directors of our principal subsidiary, Citizens Business Bank. With the exception of Mr. Wiley, each of these directors is “independent” within the meaning of the rules and regulations promulgated by the Nasdaq Stock Market and has been determined to be “independent” by our Nominating and Corporate Governance Committee. The Board will cast its votes to effect the election of these nominees. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board.
The Nominees
     The directors standing for reelection are:

			Year First Elected
	Principal Occupation		or Appointed
Name and Position	For Past Five Years	Age	a Director
	Dairy Farmer,
George A. Borba (1)	George Borba & Son
Chairman of the Board	Dairy	73	1981
John A. Borba (1)	Dairy Farmer, John
Director	Borba & Sons	78	1981
Robert M. Jacoby, C.P.A.	Certified Public
Director	Accountant	64	2005
	Chairman, Kruse
Ronald O. Kruse	Investment Co.,
Vice Chairman of the Board	Inc. and Feed
and Director	Commodities, LLC	67	1981
	Partner, Seley &
James C. Seley	Co. (commodity
Director	merchant)	64	1996
San E. Vaccaro Director	Attorney	73	1999
	President and Chief
	Executive Officer,
D. Linn Wiley	CVB Financial Corp.
President, Chief Executive	and Citizens
Officer and Director	Business Bank	67	1991

(1)	George A. Borba and John A. Borba are brothers.

     Biographical information about all of our executive officers is contained under Item 4(a) of our Annual Report on Form 10-K, a copy of which is being mailed with this proxy statement and which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.
The Board of Directors and Committees
     The Board of Directors oversees our business and affairs. The Board also has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.
Audit Committee
     The Audit Committee of the Board is composed of Messrs. John Borba (Chairman), Robert Jacoby, Ronald Kruse, James Seley, and San Vaccaro. The Audit Committee operates under a written charter, attached hereto as Appendix A, adopted by the Board of Directors. The Audit Committee is a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Each of the members of the Audit Committee is independent within the meaning of the rules and regulations of the Nasdaq Stock Market.
     The purpose of the Audit Committee is to oversee and monitor (i) the integrity of our financial statements and its systems of internal accounting and financial controls; (ii) our compliance with applicable legal and regulatory requirements; (iii) our independent auditor qualifications and independence; and (iv) the performance of our internal audit function and independent auditors. The Board of Directors has determined that Mr. Vaccaro and Mr. Jacoby are CVB Financial Corp.’s audit committee financial experts within the meaning of the rules and regulations of the Securities and Exchange Commission.
     The Audit Committee has sole authority to appoint or replace the independent auditors (including oversight of audit partner rotation). The Audit Committee is also directly responsible for the compensation and oversight of the work of the independent auditors. The independent auditors report directly to the Audit Committee. Among other things, the Audit Committee prepares the audit committee report for inclusion in the annual proxy statement, reviews and discusses with management and the independent auditor our independent certified audits; reviews and discusses with management and the independent auditor quarterly and annual financial statements; reviews the adequacy and effectiveness of our disclosure controls and procedures; approves all auditing and permitted non-auditing services; reviews significant findings by bank regulators and management’s response thereto; establishes procedures to anonymously and confidentially handle complaints we receive regarding auditing matters and accounting and internal accounting controls; and handles the confidential, anonymous submission to it by employees of CVB Financial Corp. of concerns regarding questions to accounting or auditing matters. The Audit Committee also has authority to retain independent legal, accounting and other advisors as the Audit Committee deems necessary or appropriate to carry out its duties. The Audit Committee held 12 meetings during 2005, plus 4 special meetings for the purpose of reviewing SEC filings.

     The report of the Audit Committee is included below.
Audit Committee Report
     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference.
     The Audit Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of CVB Financial Corp. The Audit Committee manages the Company’s relationship with its independent auditors (who report directly to the Audit Committee).
     In discharging its oversight responsibility, the Audit Committee has met and held discussions with management and McGladrey & Pullen, LLP, the independent auditors for CVB Financial Corp., regarding the audited consolidated financial statements. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).
     The Audit Committee also obtained from the independent auditors a formal written statement describing all relationships between CVB Financial Corp. and the auditors that bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The Audit Committee discussed with the independent auditors any relationships that may impact on the firm’s objectivity and independence and satisfied itself as to the auditors’ independence.
     Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors approve the inclusion of CVB Financial Corp.’s audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
Dated: March 27, 2006
THE AUDIT COMMITTEE
JOHN A. BORBA, Chairman
ROBERT M. JACOBY, C.P.A.
RONALD O. KRUSE
JAMES C. SELEY
SAN E. VACCARO

The Compensation Committee
     The Compensation Committee’s responsibilities are to oversee CVB Financial Corp.’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans. This committee is composed of Messrs. George Borba (Chairman), John Borba, Robert Jacoby, Ronald Kruse, James Seley, and San Vaccaro. Each of the members of the Compensation Committee is independent within the meaning of the rules and regulations of the Nasdaq Stock Market. The Compensation Committee met seven times during 2005.
Nominating and Corporate Governance Committee
     The Board of Directors has a Nominating and Corporate Governance Committee consisting of Messrs. George Borba, Chairman, John Borba, Robert Jacoby, Ronald Kruse, James Seley, and San Vaccaro. Each of the members of the Nominating and Corporate Governance Committee is independent within the meanings of the rules and regulations of the Nasdaq Stock Market.
     As set forth above, the Nominating and Corporate Governance Committee:
•	assists the Board by identifying individuals qualified to become Board members;

•	recommends to the Board the director nominees for the next annual meeting;

•	recommends to the Board director nominees for each committee; and

•	develops and recommends a set of corporate governance principles applicable to CVB Financial Corp.
     Other specific duties and responsibilities of the Nominating and Corporate Governance Committee include: retaining and terminating any search firm to identify director candidates; receiving communications from shareholders regarding any matters of concern; recommend to the Board directors for each committee; and reviewing and reassessing the adequacy of its charter and its own performance on an annual basis. The procedures for nominating directors, other than by the Board of Directors itself, are set forth in the bylaws and reprinted in the Notice of Annual Meeting of Shareholders. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.cbbank.com under the tab “Investor Relations” and then “Corporate Governance.” The Nominating and Corporate Governance Committee held two meeting during 2005.
The Number of Meetings Attended
     During 2005, CVB Financial Corp.’s Board of Directors held 12 meetings, and the Board of Directors of Citizens Business Bank held 12 meetings. All of the directors of CVB Financial Corp. and Citizens Business Bank during 2005 attended at least 75% of the aggregate of (i) the total number of CVB Financial Corp. and Citizens Business Bank Board meetings and (ii) the total number of meetings held by all committees of the Board of Directors of CVB Financial Corp. or Citizens Business Bank on which he served during 2005.

EXECUTIVE COMPENSATION
How Do We Compensate Executive Officers?
  Summary of Cash and Certain Other Compensation
     The tables on pages 13 and 14 show salaries and bonuses paid during the last three years and 2005 fiscal year-end option values and 2005 option grants for our Chief Executive Officer and our four most highly compensated executive officer during 2005 and one other individual who would have been one of our most highly compensated executive officers at the end of 2005 had he still been an executive officer for us. These are our “named executive officers.”

SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation
		Annual Compensation			Awards
				Other Annual		All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)(1)	Options(2)(#)	Compensation($)(3)
D. LINN WILEY	2005	518,366	616,875	13,202	—	16,800
President and Chief Executive Officer of the Company and	2004	500,271	72,500	9,308	78,125	16,400
Citizens Business Bank	2003	438,420	248,566	10,957	—	16,000
EDWARD J. BIEBRICH, Jr.	2005	242,346	140,875	5,689	—	16,800
Chief Financial Officer of the Company and Executive Vice	2004	233,539	170,375	7,176	31,250	16,400
President/Chief Financial Officer of Citizens Business Bank	2003	192,311	87,001	3,307	—	16,000
FRANK BASIRICO	2005	242,346	140,875	13,356	—	16,800
Former Executive Vice President and Senior Loan Officer of	2004	233,088	170,375	12,874	31,250	16,400
Citizens Business Bank	2003	203,811	80,393	9,536	—	16,000
JAY W. COLEMAN	2005	242,346	140,875	11,422	—	16,800
Executive Vice President of Sales and Service Division of	2004	234,138	170,375	7,882	31,250	16,400
Citizens Business Bank	2003	196,404	77,265	8,113	—	16,000
R. SCOTT RACUSIN	2005
Executive Vice President of the Financial Advisory	2004
Service Group of Citizens Business Bank	2003	116,923	15,000	8,408	15,625	16,800
EDWIN POMPLUN	2005	164,204	39,600	9,633	—	16,800
Former Executive Vice President and Trust Division Manager of Citizens Business Bank	2004	166,432	46,170	9,068	1,562	15,894
	2003	170,323	31,590	7,871	—	14,782

(1)	The amount of the aggregate of the other annual compensation did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for the named executive officer. For each named executive officer, other annual compensation related to the use of Citizens Business Bank owned automobiles and, for Messrs. Wiley and Coleman, country club dues.

(2)	Represents stock options we granted, retroactively adjusted, as appropriate, for the five- for- four stock split effective in January 2006, for the five- for- four stock split effective in December 2004 and the 10% stock dividend distributed in January 2004.

(3)	Represents amounts Citizens Business Bank contributed to the 401(k) and Profit Sharing Plan and allocated to the named executives’ vested or unvested account under such plan.

Option Grants in 2005
     The following table provides certain information with respect to the grant of stock options during 2005 to our named executive officers.

Option Grants in 2005
Potential realizable value at assumed annual
Individual Grants					rates of stock price appreciation for option terms
Number of
	securities	Percent of total
	underlying	options granted	Exercise or
	options granted	to employees in	base price	Expiration
Name	(#)(1)	fiscal year (%)	($/Sh)	date	5% ($)	10% ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
R. Scott Racusin	12,500	9.71%	14.96	5-16-15	117,603.75	298,030.00

(1)	The grant was for stock options (both incentive and nonqualified ) which vest at a rate of 20% a year for five years. The grant was made at the fair market value of CVB Financial Corp. common stock on the date of grant pursuant to the Company’s 2000 Stock Option Plan which provides for acceleration of vesting in the event of a change in control. The number of securities underlying options granted and option price has been adjusted for the five-for-four stock split effective in January 2006.
Option Exercises and Holdings
     The following table provides information with respect to the exercise of stock options during 2005 by our named executive officers and the value of unexercised options at December 31, 2005.
Aggregated Option(1) Exercises in Fiscal Year 2005
and Fiscal Year-End Option Values

	Shares Acquired		Number of Unexercised		Value of Unexercised In-the-
	on Exercise(2)		Options at 12/31/05		Money Options at 12/31/05
Name	(#)	Value Realized ($)	(#)(2)		($)(3)
			Exercisable	Unexercisable	Exercisable	Unexercisable
D. Linn Wiley	19,945	108,166	—	62,501	—	176,253
Frank Basirico	45,167	353,238	—	46,485	—	218,532
Edward J. Biebrich, Jr.	—	—	175,110	46,484	1,614,417	218,525
Jay W. Coleman	37,836	260,461	—	46,485	—	218,532
R. Scott Racusin	—	—	—	12,500	—	15,250
Edwin Pomplun	102,770	1,128,123	—	5,548	—	32,713

(1)	We have no plans pursuant to which stock appreciation rights may be granted.

(2)	The number of securities acquired on exercise and available as unexercised options have been adjusted for the five-for-four stock split effective in January 2006.

(3)	Value of unexercised “in-the-money” options is the difference between the fair market value of the securities underlying the options and the exercise or base price of the options as of December 31, 2005 which was $16.18, as adjusted for five-for-four stock split effective in January 2006.

     The following table summarizes information as of December 31, 2005 relating to our equity compensation plans pursuant to which grants of options, restricted stock, or other rights to acquire shares may be granted from time to time.
Equity Compensation Plan Information

			Number of Securities
			Remaining Available for
	Number of Securities to be	Weighted-average	Future Issuance Under
	Issued Upon Exercise of	Exercise Price of	Equity Compensation
	Outstanding Options,	Outstanding Options,	Plans (excluding securities
Plan Category	Warrants and Rights (a)	Warrants and Rights(b)	reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,869,115	$9.34	4,060,409

Equity compensation plans not approved by security holders

Total	1,869,115	$9.34	4,060,409

Employment Agreement with Our President and Chief Executive Officer
     On August 8, 1991, we entered into a renewing one-year employment agreement with Mr. Wiley which sets forth his compensation as President and Chief Executive Officer of CVB Financial Corp. and Citizens Business Bank. The agreement provides for an annual base salary of at least $300,000. Mr. Wiley’s base salary for 2005 was set at $525,000. This base salary is reviewed and adjusted on an annual basis at the discretion of the Board of Directors. The agreement further provides for Mr. Wiley to receive an annual bonus of $200,000 for each year after 1991, although Mr. Wiley’s actual bonus may be more or less than $200,000 depending on the attainment of certain performance goals. Additionally, the agreement provides for the use of an automobile, a country club membership, participation in Citizens Business Bank’s Profit Sharing Plan and medical and life insurance benefits. In 2003, Mr. Wiley agreed that he would continue to serve CVB Financial Corp. for an additional three years under the same terms of his existing employment agreement. Mr. Wiley also has a severance compensation agreement as described below.
     In addition, pursuant to the terms of our 2000 Stock Option Plan, upon a reorganization, merger, or consolidation of CVB Financial Corp. with one or more corporations as a result of which we will not be the surviving or resulting corporation, or a sale of substantially all the assets of CVB Financial Corp. to another person, or a reverse merger in which we are the surviving corporation but the shares of our stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, all outstanding unvested options Mr. Wiley may hold under our 2000 Stock Option Plan will become immediately exercisable.
Severance Compensation Agreements with Our Executive Officers
     On March 15, 2006, the Compensation Committee approved new Severance Compensation Agreements for each of the Executive Officers, including its President and Chief

Executive Officer. These agreements provide that in the event a “Change in Control,” as described below, occurs during the executive’s employment and (i) the executive’s employment is terminated by us or Citizens Business Bank or any successor, other than for cause, within one year of the completion of such Change of Control, or (ii) the executive resigns from his employment for any reason within one year of the completion of a Change in Control, or (iii) the executive is offered a position with any successor to CVB Financial Corp. or Citizens Business Bank at or around the time of such Change in Control but decides that he does not wish to accept such a position and, as a result, the executive suffers a job loss (either by termination or resignation), the executive shall receive an amount equal to twice (2) the executive’s annual base compensation plus two times (2) the average of the last two years’ bonuses paid to the executive for the last calendar year immediately preceding the Change in Control. This amount will be paid in installments over a period of time after the effective date of termination of the executive’s employment.
     A “Change in Control” occurs if, among other things:
     (i) any one person, or more than one person acting as a group, acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition) ownership of stock of CVB Financial Corp. or Citizens Business Bank possessing more than 50% of the total voting power of CVB Financial Corp.’s or Citizens Business Bank’s stock; provided, however, it is expressly acknowledged by the executive that this provision shall not be applicable to any person who is, as of the date of the severance agreement, a director of CVB Financial Corp. or Citizens Business Bank;
     (ii) a majority of the members of CVB Financial Corp.’s or Citizens Business Bank’s Board of Directors is replaced during any 12 month period by directors whose appointment for election is not endorsed by a majority of the members of CVB Financial Corp.’s or Citizens Business Bank’s board prior to the date of the appointment or election;
     (iii) a merger or consolidation where the holders of Citizens Business Bank’s or CVB Financial Corp.’s voting stock immediately prior to the effective date of such merger or consolidation own less than 50% of the voting stock of the entity surviving such merger or consolidation;
     (iv) any one person, or more than one person acting as a group, acquired (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) assets from Citizens Business Bank that have a total fair market value greater than 50% of the total fair market value of all of Citizens Business Bank’s assets immediately before the acquisition or acquisitions; provided, however, transfer of assets which otherwise would satisfy the requirements of this subsection (iv) will not be treated as a change in the ownership of such assets if the assets are transferred to:
     (a) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly by CVB Financial Corp. or Citizens Business Bank; (b) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of CVB Financial Corp. or Citizens Business Bank; or

     (b) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of CVB Financial Corp. or Citizens Business Bank; or
     (c) an entity, at least 50% of the total value or voting power is owned, directly or indirectly by a person who owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of Citizens Business Bank.
     These agreements supersede in their entirety the original severance agreements entered into by and between the Executives and Citizens Business Bank on April 1, 2004 and August 31, 2005. These agreements will terminate on March 15, 2009, if a “Change in Control” has not occurred prior to such date.
     In addition, pursuant to the terms of CVB Financial Corp.’s 2000 Stock Option Plan, upon a reorganization, merger, or consolidation of CVB Financial Corp. with one or more corporations as a result of which CVB Financial Corp. will not be the surviving or resulting corporation, or a sale of substantially all the assets of CVB Financial Corp. to another person, or a reverse merger in which CVB Financial Corp. is the surviving corporation but the shares of CVB Financial Corp.’s stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, all outstanding unvested options become immediately exercisable.
Report on Executive Compensation
     The Report of the Compensation Committee should not be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the information contained in the report by reference.
REPORT OF THE COMPENSATION COMMITTEE
What is Our Philosophy on Executive Compensation?
     We have adopted a basic philosophy and practice of offering a compensation program designed to attract and retain highly qualified employees. Our compensation practices encourage and motivate these individuals to achieve superior performance. This underlying philosophy pertains specifically to executive compensation, as well as employee compensation at all other levels throughout the organization.
     There are three principal components of the executive compensation program. They include base salary compensation, bonus compensation (performance compensation) and long-term incentive compensation.
Base Salary
     For 2005, we determined the base salary compensation for each of our executive officers. This includes all of the named executives. We predicate the base salary on the executive’s ability, experience and past and potential performance and contribution to CVB Financial Corp.

and Citizens Business Bank. The base salary range is based, in part, on our analysis of salary surveys from the California Bankers Association and the Salary Information Retrieval System survey prepared by Organization Resource Counselors, Inc. Furthermore, we establish the base salary so that we will have the ability to increase these base salaries in future years based on the executive’s performance.
     We will evaluate and adjust each executive’s base salary and incentive compensation, if appropriate, in subsequent years, based on future salary surveys, comparable salary information and other considerations. Base salary adjustments and incentive compensation changes for each executive will be predicated primarily on performance. We conduct performance evaluations at least annually. We base the evaluations on results achieved. These results are measured against specific performance standards established at the beginning or during the course of the year. For example, specific performance standards include, among other things, deposit growth, loan growth, fee income, expense control, net earnings, return on equity and return on assets.
     In 2003, we commissioned a comprehensive salary survey for our senior managers and executive officers from the Semler Brossy Consulting Group. The salary survey reviewed the competitiveness of our branch managers’ and executive officers’ salaries, bonuses, benefits and employment agreement arrangements against a peer-group of similarly sized, high-performing regional commercial banking organizations in order to analyze pay and performance for the top executive group against similar performing banks. The Compensation Committee and the Board of Directors reviewed the findings and made the appropriate adjustments in salary and bonus potential.
     For 2006, we have set the base salaries for our named executive officers as follows: Mr. Wiley, $565,000, Mr. Biebrich, $265,000, Mr. Coleman, $265,000, Mr. Mylett, $245,000, and Mr. Racusin, $200,000.
     In addition, for each of our named executive officers, we provide the use of a bank-owned automobile. The value of the bank-owned automobiles was $5,373 for Mr. Wiley, $5,689 for Mr. Biebrich, $13,356 for Mr. Basirico, $4,591 for Mr. Coleman, $5,538 for Mr. Racusin, and $9,633 for Mr. Pomplun. We also pay country club dues for Messrs. Wiley, Coleman and Racusin. The value of these dues was $7,129, $5,416, $2,870 (for one-half of a year), respectively. In addition, each executive receives a nominal $150 year-end bonus card.
Bonus
     On May 18, 2005, our shareholders adopted a new annual performance-based compensation plan for executives of CVB Financial Corp. – the Executive Incentive Plan (the “Executive Incentive Plan”). The Executive Incentive Plan rewards executives for outstanding service provided to CVB Financial Corp. In addition, by linking the executive’s overall compensation to establish performance goals, CVB Financial Corp. is able to hold the executives accountable for their individual performances and CVB Financial Corp.’s corporate financial performance. The Executive Incentive Plan also provides income tax benefits to CVB Financial Corp. The Executive Incentive Plan is designed to qualify under Section 162(m) as a performance-based compensation plan. Under Section 162(m), compensation in excess of $1,000,000 paid to any of the chief executive officer and the four most highly compensated officers individually in any year is not tax deductible by CVB Financial Corp., unless the compensation is considered to be performance-based.
     The Executive Incentive Plan is administered by the Compensation Committee which consists of independent directors, who qualify as non-employee directors under applicable securities laws. At the end of each calendar year, the Committee determines the amount of the Executive Incentive Plan awards and the extent to which performance bonuses are payable for such year.
     Performance awards are based on the achievement of specific performance goals related to the following business criteria, including (i) deposit growth, (ii) total deposits, (iii) earnings growth, (iv) earnings per share, (v) efficiency ratio, (vi) investment services earnings, (vii) investment services revenue, (viii) loan growth, (ix) total loans, (x) net income, (xi) fee income, (xii) new trust assets, (xiii) new trust fees, (xiv) nonperforming assets to assets ratio, (xv) return on assets, (xvi) return on equity, (xvii) trust earnings, (xiii) trust growth, and (xix) trust revenue.
     The performance bonuses granted under the Executive Incentive Plan will be paid out in cash and the maximum performance bonus that may be paid to any single executive under the Executive Incentive Plan for any year is $1,750,000. Currently, CVB Financial Corp.’s President and Chief Executive Officer and the other named executive officers are specifically approved by the Committee to participate under the plan.
     The Executive Incentive Plan is administered in conjunction with our discretionary performance compensation plan which we adopt each year. For 2005, bonus compensation was based on CVB Financial Corp.’s return on equity earnings growth, deposit growth, loan growth, operating efficiency and other specific performance criteria. The individual performance objectives and standards relate to specific results where the executive has substantial influence and accountability. CVB Financial Corp. must achieve a minimum return on equity for anyone to be eligible for a bonus under our performance bonus plan. This criterion provided for a minimum return on average equity of 15%% for 2005. CVB Financial Corp.’s actual return on average equity for 2005 was 20.8%. For 2005, Mr. Wiley was eligible to receive up to 150% of his base salary in bonus compensation, and Messrs. Basirico, Coleman and Biebrich were eligible to receive up to 75% of their base salaries in bonus compensation. For 2005, Mr. Racusin was not eligible to receive bonus compensation under the performance compensation plan, but was awarded a discretionary bonus of $15,000. Mr. Pomplun was eligible to receive up to 30% of his base salary in bonus compensation.
Long-Term Incentive Compensation
     We have two compensation plans that provide long-term incentives for our executive officers. They include a Stock Option Plan and a Profit Sharing Plan.
     The 2000 Stock Option Plan aligns the interests of key employees, including the named executives, with those of our shareholders. We provide these employees with an incentive to achieve superior performance by granting them long-term options to purchase CVB Financial Corp. common stock at a fixed exercise price that equals the fair market value of the underlying stock on the date of the grant. The Compensation Committee now administers the Stock Option Plan (which was previously administered by our Stock Option Committee). This committee has the authority to select the key employees eligible for the stock options and the number of options they will receive. The members of the Compensation Committee do not utilize any performance goals in determining the number of options to be granted, nor do they consider the number of options previously granted to an executive officer. Rather, the members base the award of stock options on their own analysis of that employee’s contribution to CVB Financial Corp., including an assessment of the employee’s responsibilities, as well as the employee’s commitment to CVB Financial Corp.’s future. The amount of compensation an optionee may receive pursuant to the option is based solely on an increase in the value of CVB Financial Corp.’s common stock after the date of the grant or award.
     In 2005, the Compensation Committee granted 15,625 options to Mr. Racusin. The committee believes that stock options granted under the 2000 Stock Option Plan qualify for exclusion under Section 162(m) of the Internal Revenue Code, which limits the deductibility of compensation paid to certain executive officers, as performance-based compensation. We believe CVB Financial Corp. should be able to continue to manage its compensation for executive officers so as to preserve the related income tax deductions under Section 162(m), although individual exceptions may occur.
     The CVB Financial Corp. 401(k) and Profit Sharing Plan primarily provides retirement benefits to all eligible employees, including Named Executives. It also has death and disability features.
     For Profit Sharing, employees become eligible upon completing at least one year of service and 1,000 hours of employment. Annual contributions are made solely by CVB Financial Corp. These contributions are entirely discretionary, and are approved by the Board of Directors based on CVB Financial Corp.’s earnings and return on equity. For 2005, CVB Financial Corp. contributed $1.6 million or 5% of total eligible employee base salary and bonus to the Profit Sharing Plan. We allocate contributions proportionately to the accounts of plan participants based on their base salaries and bonus. Plan participants become fully vested in these amounts upon reaching seven years of service. Of this amount, $52,500 was allocated to the accounts of the named executive officers.
     Employees also receive a Qualified Non-Elective Contribution. Employees are fully vested immediately. Annual contributions are made solely by CVB Financial Corp. These contributions are guaranteed to eligible 401(k) participants. For 2005, CVB Financial Corp. contributed $1.1 million or 3% of total eligible employee base salary and bonus to the Qualified Non-Elective Contribution. Of this amount, $31,500 was contributed to the accounts of the named executive officers. We allocate contributions proportionately to the accounts of plan participants based on their base salaries and bonus.
Compensation of Our Chief Executive Officer
     Mr. Wiley, the President and Chief Executive Officer of CVB Financial Corp. and Citizens Business Bank, received compensation for his services during 2005 based primarily upon his rights under his employment agreement with CVB Financial Corp. and Citizens

Business Bank. We discuss this contract under the heading “Employment Agreement with Our President and Chief Executive Officer.” Mr. Wiley is also eligible to receive a discretionary annual bonus pursuant to his employment agreement. We base his bonus on specific performance achievements as outlined above for other executive officers contained in our executive incentive plan and a performance bonus plan we adopt each year. He received an annual bonus of $616,875 or approximately 118% of base salary, for his services in 2005. This bonus was predicated on return on average equity, deposit growth, loan growth, earnings, non-performing assets and operating efficiency. In addition to the benefits his employment agreement provides, Mr. Wiley is an eligible participant in our Profit Sharing Plan and an eligible participant under our 2000 Stock Option Plan. Mr. Wiley received a vested allocation of $16,800 for 2005 under our 401(k) and profit sharing plan. This represents his proportionate share of the aggregate employer contribution authorized by the Board of Directors for 2005.
Dated: March 27, 2006
THE COMPENSATION COMMITTEE
GEORGE A. BORBA, Chairman
JOHN A. BORBA
ROBERT M. JACOBY, C.P.A.
RONALD O. KRUSE
JAMES C. SELEY
SAN E. VACCARO
How Do We Compensate Directors?
     We compensate our outside directors and the directors of Citizens Business Bank with a fee for attendance at Board and committee meetings. All retainers are paid in twelve equal installments. Each outside director received an annual retainer of $43,464 for attendance at Board and Committee meetings, except for the Chairman of the Board (Mr. George Borba) who received an annual retainer of $124,200, Mr. Ronald Kruse who received an annual retainer of $57,952, and Mr. Robert Jacoby who received a prorated annual retainer of $14,488, based upon his approximately three months of service as a director. Mr. Wiley does not receive any fees for serving as a director of CVB Financial Corp. or Citizens Business Bank. Mr. Wiley’s compensation is reported above. We paid a total of $327,032 in 2005 as directors’ fees.
     In addition, all of CVB Financial Corp. directors are eligible to participate in CVB Financial Corp.’s medical plans on the same basis as all other employees of CVB Financial Corp. and are eligible to receive grants of stock options under our 2000 Stock Option Plan. In 2005, we contributed $6,605 per director as CVB Financial Corp.’s contribution under its medical plans.
Compensation Committee Interlocks and Insider Participation
     None of the members of the Compensation Committee has ever been an officer or employee of CVB Financial Corp. or any of its subsidiaries. For information concerning certain related transactions with George Borba and Mr. John Borba, see “Certain Relationships and Related Transactions.”

Performance Graph
     The following graph compares the yearly percentage change in CVB Financial Corp.’s cumulative total shareholder return (stock price appreciation plus reinvested dividends) on common stock (i) the cumulative total return of the Nasdaq National Market; and (ii) a published index comprised by Hemscott, Inc. of banks and bank holding companies in the Pacific region (the industry group line depicted below). The graph assumes an initial investment of $100 and reinvestment of dividends. Points on the graph represent the performance as of the last business day of each of the years indicated. The graph is not necessarily indicative of future price performance. On June 11, 2001, CVB Financial Corp’s common stock ceased trading on the American Stock Exchange and began trading on the Nasdaq National Market System on the following business day.

     The graph shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this graph by reference.
     Period Ended December 31, 1999 Through December 31, 2005
COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

	2000	2001	2002	2003	2004	2005
CVB Financial Corp.	100.00	156.19	216.44	232.48	326.97	318.09
Regional – Pacific Banks	100.00	113.53	110.16	166.83	203.66	213.29
Nasdaq Market Index	100.00	79.71	55.60	83.60	90.63	92.62
Certain Relationships and Related Transactions
     Some of the directors and executive officers of CVB Financial Corp. and associates of them were customers of, and had loans and commitments with Citizens Business Bank and its subsidiary in the ordinary course of its business during 2005, and we expect such transactions will continue in the future. All of these loans and commitments were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and comply with the provisions of the Sarbanes-Oxley Act of 2002. In our opinion, these transactions did not involve more than a normal risk of collectibility or present other unfavorable features.
     Mr. Steven Borba, son of director John Borba, is employed by Citizens Business Bank as a non-executive officer. For 2005, his total compensation (including bonus) was $109,089.

Did Directors and Officers Comply with Their Section 16(a) Beneficial Ownership Reporting Compliance Requirements in 2005?
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of CVB Financial Corp.’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). The SEC requires executive officers, directors and greater than 10% shareholders to furnish to us copies of all Section 16(a) forms they file.
     Based solely on our review of these reports and of certifications furnished to us, we believe that, during the fiscal year ended December 31, 2005, all executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.
THE BOARD RECOMMENDS A VOTE “FOR” ALL SEVEN NOMINEES FOR DIRECTOR.
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
     We have appointed McGladrey & Pullen, LLP as our independent registered public accounting firm for the year ending December 31, 2006. The Audit Committee appoints our independent auditors. McGladrey & Pullen, LLP who performed our audit services for the year ended 2005, including an examination of the consolidated financial statements and services related to filings with the Securities and Exchange Commission, has served as our accountants since June 15, 2004. McGladrey & Pullen, LLP has provided audit services at customary rates and terms. Between 1986, and April 30, 2004 Deloitte & Touche, LLP were our auditors.
     On April 30, 2004, Deloitte & Touche LLP notified CVB Financial Corp. that it had declined to stand for reelection as CVB Financial Corp.’s independent auditors. The reports of Deloitte & Touche LLP on the consolidated financial statements of CVB Financial Corp. and its subsidiaries for its fiscal years ended 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles in any respect. The decision to decline to stand for reelection was made by Deloitte & Touche LLP and, accordingly, no action was taken by CVB Financial Corp.’s audit committee to recommend or approve this change of accountants. During the 2002 and 2003 fiscal years and through the interim period ended April 30, 2004, there were no disagreements between CVB Financial Corp. and Deloitte & Touche LLP, or other reportable events as set forth in applicable SEC regulations, on any matter of accounting principles or practices, internal controls, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. McGladrey & Pullen, LLP was appointed as CVB Financial Corp.’s independent registered public accountants on June 15, 2004 by the Audit Committee.

Principal Auditors and Fees
     The aggregate fees CVB Financial Corp. incurred for audit and non-audit services provided by McGladrey & Pullen, LLP, who acted as our independent registered public accountants for the fiscal years ended December 31, 2004 and 2005 were as follows:

	2004	2005
Audit Fees (1)	$440,000	$390,000
Audit Related Fees (2)	$15,000	$16,000
Tax Fees (3)	$132,000	$87,000
All Other Fees	$0	$0

Total	$587,000	$493,000

(1)	Audit fees consisted of fees for the audit of CVB Financial Corp.’s consolidated financial statements, internal controls over financial reporting and review of financial statements included in CVB Financial Corp.’s quarterly reports. These include estimated costs to complete the integrated audit for the years ended December 31, 2005 and 2004.

(2)	Audit-related fees consisted of fees billed for professional assurance and related services other than those noted in footnote (1) above, including services rendered in connection with acquisitions or other accounting matters.

(3)	Tax fees consisted of fees billed for the preparation of federal and state income tax returns, including tax planning and tax advice.
     For professional services rendered by Deloitte & Touche LLP, our principal accountants through April, 2004, we paid $190,000 in audit fees and $14,000 in audit-related fees for work performed during our 2003 fiscal year and $25,000 for work performed during our 2004 fiscal year. The Audit Committee’s pre-approval policy provides for pre-approval of all audit, audit-related and tax services. Accordingly, all audit services provided by McGladrey & Pullen, LLP were pre-approved by our committee. The Audit Committee has granted general pre-approval for certain audit, audit related and tax services. If the cost of any such services exceeds the range of anticipated cost levels, the services will require specific pre-approval by the Audit Committee. If any particular service falls outside the general pre-approval, it must also be specifically approved by the Audit Committee. If specific pre-approval of a service is required, both the independent auditor and CVB Financial Corp.’s Chief Financial Officer must submit a request to the Audit Committee including the reasons why the proposed service is consistent with the Securities and Exchange Commission’s regulations on auditor independence. In addition, with respect to each pre-approved service, the independent auditor is required to provide detailed back-up documentation which will be provided to the Audit Committee, regarding the specific services to be provided.
     The pre-approval policy also authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.
     The Audit Committee has considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of McGladrey & Pullen, LLP.
     Representatives of McGladrey & Pullen, LLP will be present at the meeting. They will be available to respond to your appropriate questions and will be able to make such statements as they desire. If you do not ratify the selection of independent accountants, the Audit Committee will reconsider the appointment. However, even if you ratify the selection, the Audit Committee may still appoint new independent accountants at any time during the year if it believes that such a change would be in the best interests of CVB Financial Corp. and our shareholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MCGLADREY & PULLEN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2006.
ANNUAL REPORT
     Together with this Proxy Statement, CVB Financial Corp. has distributed to each of its shareholders our Annual Report on Form 10-K for the year ended December 31, 2005, which includes the consolidated financial statements of CVB Financial Corp. and its subsidiaries and the report thereon of McGladrey & Pullen, LLP, CVB Financial Corp.’s independent registered public accountants. If you did not receive the Form 10-K (or would like another copy), we will send it to you without charge.
     The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but the Form 10-K we have delivered to you does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing will be your responsibility. Please write to:
Myrna Disanto, Secretary
CVB Financial Corp.
701 North Haven Avenue, Suite 350
Ontario, California 91764
     In addition, the Securities and Exchange Commission maintains an internet site at http://www.sec.gov that contains information we file with them.
PROPOSALS OF SHAREHOLDERS
     If you wish to submit a proposal for consideration at our 2007 Annual Meeting of Shareholders, you may do so by following the procedures prescribed in the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and proxy materials, our Corporate Secretary must receive your proposal no later than December 9, 2006.
     For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) CVB Financial Corp. receives notice of the proposal before the close of business on February 22, 2007 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) does not receive notice of the proposal prior the close of business on February 22, 2007.

     Notices of intention to present proposals at the 2007 Annual Meeting of Shareholders should be addressed to our Corporate Secretary, CVB Financial Corp., 701 North Haven Avenue, Ontario, California 91764. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other requirements.

Dated: April 13, 2006	CVB FINANCIAL CORP.

D. Linn Wiley
President and Chief Executive Officer

Appendix A
Audit Committee Charter and Policy
December 2005
I.	Committee Function

The purpose of the Audit Committee (“Committee”) of the Boards of Directors (the “Board”) of CVB Financial Corp. and Citizens Business Bank (the “Company”) is to oversee and monitor (i) the integrity of the Company’s financial statements and its systems of internal accounting and financial controls; (ii) the Company’s compliance with applicable legal and regulatory requirements; (iii) the independent auditor qualifications and independence and (iv) the performance of the Company’s internal audit function and independent auditors.

The Committee shall have the sole authority to appoint or replace the independent auditors including oversight of audit partner rotation. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting and other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

II.	Organization and Membership

The Committee shall:
1.	Have at least three members, all of whom are members of the Board and are appointed by the Board upon recommendation of a majority of independent members of the Board. A quorum shall consist of fifty percent of the members plus one.

2.	Consist of individuals each of whom meet the independence criteria of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for members of an audit committee, and the independence requirements of the Nasdaq National Market, as determined by the Board.

3.	Consist of individuals each of whom have banking or related financial management expertise and who are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement at the time they join the Committee.

4.	Have at least one member of the Committee who is an “audit committee financial expert” as determined by the Board in accordance with Securities and Exchange Commission (“SEC”) rules or, if no member is an “audit committee financial expert,” state the reason for not having such person on the Committee.

5.	Have a Chair designated by the Committee who shall preside over meetings and report Committee actions and recommendations to the Board. If the Chair is not present, the Committee may designate a member to chair the meeting.
III.	Duties and Responsibilities.
A.	Review Procedures/General Obligations

The Committee shall:
1.	Prepare the audit committee report required by the SEC to be included in the Company’s annual proxy statement, including the review of financial statements with management, review of Statement on Auditing Standards (SAS) 61, Communication with Audit Committee, with the independent auditors, and review of the disclosures included in the written communication to the Audit Committee from the independent auditors.

2.	Review and discuss with management and the independent auditors internal audit reports, the Company’s independent certified audits, bank examinations, and other information submitted by management.

3.	Review and discuss with management and the independent auditors: (a) quarterly and annual financial statements and approve the financial statements for inclusion in the Company’s periodic reports filed with the SEC; (b) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) reports from the independent auditors as required by law.

4.	As required by the Exchange Act, pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors (whether pursuant to policies or otherwise), subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the Committee prior to the completion of the audit pursuant to policies adopted by the Company. The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant pre-

approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to and ratified by the full Committee at its next scheduled meeting.

5.	Review and discuss with management the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

6.	In consultation with management and the independent auditors, review and discuss the adequacy and effectiveness of the Company’s financial reporting and disclosure processes and controls. Review and discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review and discuss any significant deficiencies and/or material weaknesses in internal controls and changes in such controls reported to the Committee by the independent auditors or management together with management’s response.

7.	Discuss the Company’s financial statements with management and the independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

8.	Report its activities regularly to the Board, making recommendations for changes that the Committee deems advisable.
The Committee shall meet at least quarterly, and additionally to the extent it deems necessary or appropriate. The Committee Chair shall prepare and or approve an agenda in advance of each meeting and shall cause minutes to be taken. These shall be approved by the Committee at the subsequent meeting. The Committee shall periodically meet privately in executive session, without management, with the independent auditors, and as a committee to discuss any matters that the Committee or each of those groups believe should be discussed.
B.	Internal Audit

Complete the following responsibilities relating to internal audits:
1.	At least annually approve the selection of auditing firms that will conduct the internal audits.

2.	At least annually review and approve the Company’s internal audit plan and Engagement Letter.

3.	At least annually review the agreed upon procedures and policies for internal audits. (See Exhibit A).

4.	Review results of significant audit findings and management’s response with management and the internal auditor.

5.	Review periodic progress reports on the internal audit plan.

6.	At least annually, review with Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.
C.	External Audit

Complete the following responsibilities relating to the Company’s independent auditors (external auditors):
1.	Select and recommend annually, to the Board, the appointment of the Company’s independent auditors.

2.	Review the independence, the qualifications, the annual Engagement Letter, the audit scope and related services, and the rotation of the independent auditors’ engagement audit partner and concurring audit partner and any other audit team personnel as required by law.

3.	Discuss earnings press releases as well as financial information and earnings guidance to be provided to analysts and rating agencies.

4.	Review and discuss at least quarterly reports from the independent auditors on: (a) critical accounting policies and practices; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

5.	Review any disclosures made to the Committee by the Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

6.	Review the Company’s audited financial statements and related notes in relation to meeting the requirements of an annual audit, the accountant’s opinion to be rendered, and any unresolved disagreements with management concerning accounting or disclosure matters.

7.	Review and discuss with the independent auditors the report regarding management’s assertions on internal controls and compliance with laws and regulations.

8.	Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of any material control deficiencies and the effect of regulatory and accounting initiatives on the Company’s financial statements.

9.	At least annually, obtain and review a report by the independent auditors describing: the firm’s internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and the company. Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinion of management and internal auditors. The Committee shall present its conclusion with respect to the independent auditors to the Board.
D.	Compliance
1.	Review significant findings reported by bank regulators, management’s related responses and monitor corrective actions on major deficiencies noted.

2.	Establish procedures to anonymously and confidentially handle complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission to it by employees of the Company of concerns regarding questionable accounting or auditing matters.

3.	Review management’s annual report on its responsibility for preparing financial statements, establishing and maintaining an adequate internal control structure and procedures for financial reporting, and for complying with certain laws and regulations.

4.	As necessary, establish policies for the hiring of employees and former employees of the independent auditors.

5.	Perform such additional functions as are necessary or prudent to fulfill the Committee’s duties and responsibilities.

6.	As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

7.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

8.	Review all “related party transactions” for potential conflicts of interest situations on an ongoing basis, and approve such transactions. For purposes hereof, “related party transactions” shall mean any transaction required to be disclosed by the Company pursuant to item 404 of Regulation S-K.
Date Policy Approved: December 2005

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CVB FINANCIAL CORP.
REVOCABLE PROXY FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD
MAY 17, 2006

THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY

I/we hereby nominate, constitute and appoint John A. Borba, Robert M. Jacoby and James C. Seley, and each of them, their attorneys, agents and proxies, with full powers of substitution to each, to attend and act as proxy or proxies at the 2006 Annual Meeting of Shareholders of CVB FINANCIAL CORP. which will be held at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764, on Wednesday, May 17, 2006, at 7:00 p.m., and at any and all postponements or adjournments thereof, and to vote as I/we have indicated the number of shares which I/we, if personally present, would be entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” RATIFICATION OF THE APPOINTMENT OF MCLADREY & PULLEN, LLP.

PLEASE SIGN AND DATE ON REVERSE SIDE

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▼   DETACH PROXY CARD HERE   ▼
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Nominees: George A. Borba, John A. Borba. Ronald O. Kruse, Robert M. Jacoby, CPA., James C. Seley, San E. Vaccaro and D. Linn Wiley.

1.	ELECTION OF DIRECTORS.			☐	FOR all nominees listed above (except as indicated to the contrary below). Discretionary authority to cumulate votes is granted to the Board.	☐	WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee(s), strike that nominee’s(s’) name from the list above.

2.	RATIFICATION OF APPOINTMENT OF MCGLADREY & PULLEN, LLP as independent registered public accountants of CVB Financial Corp, for the year ending December 31, 2006.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	OTHER BUSINESS. In their discretion, the Proxies are authorised to vote upon such other business as may properly come before the Meeting and at any and all adjournments thereof. If any other matter is presented, your proxies will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. The Board of Directors at present knows of no other business to be presented at the Annual Meeting.

PLEASE SIGN AND DATE BELOW

I/we hereby ratify and confirm all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I/we acknowledge receipt of the Notice of Annual Meeting and the Proxy Statement which accompanies the notice.

						Dated:		, 2006

Signature

Signature

Please date this Proxy and sign above as your name(s) appear(s) on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer, Executors, administrators, trustees, etc., should give their full titles.

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